MERRILL LYNCH
FLORIDA MUNICIPAL
BOND FUND







FUND LOGO







Annual Report

July 31, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011






TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the tax revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
At the beginning of the Fund's fiscal year, conditions in the bond market caused us to become defensive and look to reduce the volatility of the Fund's net asset value. As the backup in interest rates became extreme, we anticipated an improving situation for bonds and extended maturities through spring of 1995. As the bond market improved, we continued to believe that the Federal Reserve Board would need to relax monetary conditions to encourage growth, and the Fund participated in the resulting municipal bond market rally. After the Federal Reserve Board signaled a change in monetary policy by lowering interest rates, investors initially showed their approval. However, investor sentiment turned sharply negative and the market abruptly reversed course, causing a severe backup in interest rates. Nevertheless, our strategy of being fully invested in a generally declining interest rate environment produced a positive total return for our shareholders.

Municipal bond market yields, as measured by the Bond Buyer Revenue Bond Index, began and ended the year almost unchanged at 6.47% and 6.27%, respectively. This belies the tremendous fluctuations in yields during the year from a high of 7.37% to a low of 5.94%. During the year ended July 31, 1995, we attempted to take advantage of opportunities to purchase and hold securities which would benefit the Fund as long-term holdings. Many of the higher-yielding healthcare holdings, for example, represent value which investors in general have yet to recognize. We believe that this strategy will benefit shareholders over time.

Looking ahead, we are cautious regarding the prospects for a continuation of a bond market rally and may look for opportunities to seek to protect the Fund's net asset value.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Florida
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager



August 30, 1995

PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on page 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                               12 Month    3 Month
                                               7/31/95   4/30/95   7/31/94++   % Change++ % Change
Class A Shares*                                  $9.86     $9.76     $9.88       -0.20%     +1.02%
Class B Shares*                                   9.86      9.76      9.88       -0.20      +1.02
Class C Shares*                                   9.85      9.74      9.48       +3.90      +1.13
Class D Shares*                                   9.85      9.74      9.48       +3.90      +1.13
Class A Shares--Total Return*                                                    +5.47(1)   +2.40(2)
Class B Shares--Total Return*                                                    +4.93(3)   +2.27(4)
Class C Shares--Total Return*                                                    +7.92(5)   +2.34(6)
Class D Shares--Total Return*                                                    +8.34(7)   +2.48(8)
Class A Shares--Standardized 30-day Yield         5.08%
Class B Shares--Standardized 30-day Yield         4.78%
Class C Shares--Standardized 30-day Yield         4.67%
Class D Shares--Standardized 30-day Yield         4.98%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.534 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.485 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.357 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.394 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.132 per share ordinary income dividends.

Total Return Based on a $10,000 Investment--Class A Shares* and
Class B Shares*

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                      5/31/91**        7/95

ML Florida Municipal Bond Fund--
Class A Shares++                      $ 9,600        $12,636

ML Florida Municipal Bond Fund--
Class B Shares++                      $10,000        $12,890

Lehman Brothers Municipal
Bond Index++                          $10,000        $13,756



[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


    Past performance is not predictive of future performance.

Total Return Based on a $10,000 Investment--Class C Shares* and
Class D Shares*

A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to the growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     10/21/94**        7/95

ML Florida Municipal Bond Fund--
Class C Shares++                      $10,000        $10,692

ML Florida Municipal Bond Fund--
Class D Shares++                      $ 9,600        $10,401

Lehman Brothers Municipal
Bond Index++++                        $10,000        $11,107



[FN]
   *Assuming transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +7.21%         +2.92%
Inception (5/31/91)
through 6/30/95                            +6.88          +5.81

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                         +6.77%         +2.77%
Inception (5/31/91)
through 6/30/95                            +6.34          +6.34

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +7.63%         +6.63%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            +8.01%         +3.69%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered           Beginning    Ending       Distributed          Dividends Paid*     % Change**
5/31/91-12/31/91         $10.00       $10.29           --                   $0.408           + 7.14%
1992                      10.29        10.37           --                    0.734           + 8.21
1993                      10.37        10.67         $0.157                  0.831           +12.69
1994                      10.67         9.31           --                    0.538           - 7.81
1/1/95-7/31/95             9.31         9.86           --                    0.299           + 9.28
                                                     ------                 ------
                                               Total $0.157           Total $2.810

                                                      Cumulative total return as of 7/31/95: +31.62%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                          Net Asset Value          Capital Gains
Period Covered           Beginning    Ending         Distributed      Dividends Paid*      % Change**
5/31/91-12/31/91         $10.00       $10.29           --                   $0.378           + 6.82%
1992                      10.29        10.37           --                    0.682           + 7.66
1993                      10.37        10.67         $0.157                  0.777           +12.12
1994                      10.67         9.31           --                    0.488           - 8.27
1/1/95-7/31/95             9.31         9.86           --                    0.272           + 8.98
                                               Total $0.157           Total $2.597

                                                      Cumulative total return as of 7/31/95: +28.90%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT            Alternative Minimum Tax (subject to)
DATES          Daily Adjustable Tax-Exempt Securities
GO             General Obligation Bonds
HFA            Housing Finance Agency
IDA            Industrial Development  Authority
LEVRRS         Leveraged Reverse Rate Securities
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
RIB            Residual Interest Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Florida--103.6%
AAA       Aaa    $ 1,095    Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue
                            Bonds (Adventist Health Systems-Sunbelt), 7% due 10/01/2014                         $  1,274

                            Brevard County, Florida, Health Facilities Authority, Revenue Refunding
                            Bonds (Wuesthoff Memorial Hospital), Series B (c):
AAA       Aaa      1,375      6.90% due 4/01/2002                                                                  1,537
AAA       Aaa     10,750      7.20% due 4/01/2013                                                                 11,920

NR*       Aaa      5,000    Brevard County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.70%
                            due 9/01/2027 (f)                                                                      5,127

                            Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds
                            (Lakeside Apartments Project) (i):
AAA       NR*      1,100      6.90% due 8/01/2015                                                                  1,159
AAA       NR*      1,100      7% due 2/01/2025                                                                     1,159

                            Charlotte County, Florida, Health Care Facilities Revenue Bonds
                            (Bon Secours Health System) (g):
AAA       Aaa      2,000      6% due 8/26/2027                                                                     1,958
AAA       Aaa     11,000      RIB, 7.773% due 8/26/2027 (h)                                                       10,532

A+        A1       3,715    Citrus County, Florida, Power Corporation, PCR, Refunding (Crystal River),
                            Series A, 6.62% due 1/01/2027                                                          3,842

AAA       Aaa        900    Dade County, Florida, Aviation Revenue Bonds, AMT, Series B, 6.55%
                            due 10/01/2013 (c)                                                                       936

                            Dade County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT:
NR*       Aaa        170      Series B, 7.25% due 9/01/2023 (d)                                                      179
NR*       Aaa      4,250      Series C, 7.75% due 9/01/2022 (f)                                                    4,544

AAA       Aaa     10,000    Dade County, Florida, Seaport, GO, UT, 6.50% due 10/01/2026 (b)                       10,386

AAA       Aaa     12,000    Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds
                            (Multi-County Program), AMT, 7% due 4/01/2028 (d)                                     12,544

                            Escambia County, Florida, PCR (Champion International Corporation Project):
BBB       Baa1    11,620      AMT, 6.90% due 8/01/2022                                                            11,981
BBB       Baa1     2,500      Refunding, 6.95% due 11/01/2007                                                      2,674

                            Florida HFA:
AAA       NR*      6,000      (Hammocks Place Project), Series C, 6.25% due 12/01/2006                             6,210
AAA       Aaa     10,420      (Maitland Club Apartments), AMT, Series B-1, 7% due 2/01/2035 (b)                   10,829

NR*       Aaa      2,085    Florida HFA, Home Ownership Revenue Bonds, AMT, Series G -1, 7.90% due
                            3/01/2022 (f)                                                                          2,240



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Florida (continued)
                            Florida State Board of Education, Capital Outlay, Public Education
                            Revenue Bonds:
AA        Aa     $ 9,270      Refunding, Series A, 7.25% due 6/01/2023                                          $ 10,254
AA        Aa       5,000      Series B, 6.70% due 6/01/2022                                                        5,324
AA        Aa       4,465      Series C, UT, 6.625% due 6/01/2022                                                   4,714
AA        Aa         800      Series F, UT, 6% due 6/01/2016                                                         806

AAA       Aaa      4,750    Florida State Division, Board of Finance Department, General Services
                            Revenue Bonds (Department of Natural Resources Preservation),
                            Series 2000-A, 6.75% due 7/01/2013 (b)                                                 5,110

AA        Aa       2,000    Florida State, Jacksonville Transportation Revenue Bonds, 6.40% due
                            7/01/2022                                                                              2,078

                            Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A:
NR*       NR*      5,495      7.50% due 10/01/2017                                                                 5,881
BBB       NR*      5,700      Refunding, 6.10% due 10/01/2022                                                      5,383

                            Florida State Turnpike Authority, Turnpike Revenue Bonds, Series A (e):
AAA       Aaa     17,950      (Department of Transportation), 5.50% due 7/01/2017                                 16,904
AAA       Aaa      5,000      (Department of Transportation), 5.50% due 7/01/2021                                  4,667
AAA       Aaa      1,000      Refunding, 5% due 7/01/2013                                                            914

AAA       Aaa      2,000    Fort Pierce, Florida, Utilities Authority, Revenue Refunding Bonds,
                            5.25% due 10/01/2016 (b)                                                               1,835

AA        Aa      10,000    Gainesville, Florida, Utilities System Revenue Refunding Bonds, Series B,
                            5.50% due 10/01/2013                                                                   9,584

                            Hillsborough County, Florida, Capital Improvement Revenue Bonds:
A         A        9,405      (County Center Project), Second Series, 6.75% due 7/01/2022                         10,006
AAA       Aaa      5,000      Refunding (Criminal Justice Facilities), 5.25% due 8/01/2016 (e)                     4,589

                            Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                            Company Project):
AA        Aa3      2,250      Series 91, 7.875% due 8/01/2021                                                      2,606
AA        VMIG1++  2,900      VRDN, 3.90% due 9/01/2025 (a)                                                        2,900

AAA       Aaa      2,750    Hillsborough County, Florida, Utility Revenue Refunding Bonds, Series B,
                            6.50% due 8/01/2016 (c)                                                                2,899

AA        Aa1      1,375    Jacksonville, Florida, Electric Authority, Revenue Refunding Bonds
                            (Saint John's River Power Park Systems), 7% due 10/01/2009                             1,477

AAA       Aaa      5,000    Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds, 6.50% due
                            10/01/2013 (b)                                                                         5,267

AAA       Aaa      4,000    Lee County, Florida, Hospital Board of Directors, Hospital Revenue Bonds,
                            6.60% due 4/01/2020 (c)                                                                4,140

AAA       Aaa      6,750    Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75%
                            due 10/01/2027 (c)                                                                     6,473

                            Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg Regional
                            Medical Center Project):
BBB+      Baa1     5,570      Series A, 6.125% due 7/01/2018                                                       5,297
BBB+      Baa1     1,800      Series B, 5.625% due 7/01/2013                                                       1,640
BBB+      Baa1     1,210      Series B, 5.70% due 7/01/2018                                                        1,091

                            Miami Beach, Florida, Water and Sewer Revenue Bonds (g):
AAA       Aaa      1,000      5.10% due 9/01/2005                                                                  1,008
AAA       Aaa      6,000      5.375% due 9/01/2015                                                                 5,605

AAA       NR*      5,000    Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, 6.85%
                            due 10/01/2027 (d)                                                                     5,187

AA-       Aa         500    Orlando, Florida, Utilities Commission, Water and Electric Revenue
                            Refunding Bonds, Sub-Series D, 5% due 10/01/2023                                         430

NR*       VMIG1++  4,300    Palm Beach County, Florida, Water and Sewer Revenue Bonds, VRDN,
                            3.85% due 10/01/2011 (a)                                                               4,300



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's   Face                                                                                          Value
Ratings  Ratings  Amount                                 Issue                                                 (Note 1a)

Florida (concluded)
AAA       Aaa    $ 2,080    Pasco County, Florida, Health Facilities Authority Revenue Bonds (Gross
                            Adventist Health System-Sunbelt), 7% due 10/01/2014                                 $  2,419

                            Pembroke Pines, Florida, Special Assessment Bonds, No. 94-1:
NR*       Baa1       770      4.50% due 11/01/1997                                                                   767
NR*       Baa1       335      5% due 11/01/1999                                                                      334
NR*       Baa1       720      5.10% due 11/01/2000                                                                   715
NR*       Baa1     5,000      5.75% due 11/01/2005                                                                 4,988

A1        VMIG1++ 10,050    Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                            Bonds (Pooled Hospital Loan Program), DATES, 3.85% due 12/01/2015 (a)                 10,050

NR*       Aaa        350    Polk County, Florida, HFA, Revenue Refunding Bonds, Series A, 7.15%
                            due 9/01/2023 (f)                                                                        366

                            Saint Lucie County, Florida, PCR (Florida Power & Light Co. Project),
                            VRDN (a):
A1+       NR*      2,500      3.75% due 3/01/2027                                                                  2,500
A1+       VMIG1++  7,400      Refunding, 3.85% due 1/01/2026                                                       7,400

AAA       Aaa      2,500    Saint Petersburg, Florida, Health Facilities Authority, Hospital
                            Revenue Bonds (Allegheny Health System), Series A, 7% due 12/01/2015 (c)               2,722

AAA       Aaa      2,800    South Broward Hospital District, Florida, Hospital Revenue Bonds,
                            RIB, Series C, 8.842% due 5/13/2021 (b) (h)                                            3,024

AAA       Aaa      1,475    Tampa, Florida, Allegheny Health System Revenue Bonds (Saint Joseph),
                            6.75% due 12/01/2017 (c)                                                               1,576

AAA       Aaa      1,500    Tampa, Florida, Water and Sewer Revenue Bonds (Sub-Lien), Series A,
                            7.75% due 10/01/2014 (b)                                                               1,672


Puerto Rico--3.0%


A1+       VMIG1++    700    Puerto Rico Commonwealth, Government Development Bank Revenue
                            Refunding Bonds, VRDN, 3.45% due 12/01/2015 (a)                                          700

AAA       Aaa      7,600    Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS,
                            8.018% due 7/01/2023 (g) (h)                                                           7,429

Total Investments (Cost--$278,461)--106.6%                                                                       286,062

Liabilities in Excess of Other Assets--(6.6%)                                                                    (17,762)
                                                                                                                --------
Net Assets--100.0%                                                                                              $268,300
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FNMA and GNMA Collateralized.
(e)FGIC Insured.
(f)GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(i)FNMA Collateralized.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


FINANCIAL INFORMATION



Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$278,461,114) (Note 1a)                         $286,061,932
                    Cash                                                                                         332,547
                    Receivables:
                      Interest                                                             $  4,483,640
                      Beneficial interest sold                                                  466,948        4,950,588
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      11,292
                    Prepaid registration fees and other assets (Note 1e)                                          18,530
                                                                                                            ------------
                    Total assets                                                                             291,374,889
                                                                                                            ------------
Liabilities:        Payables:
                      Securities purchased                                                   22,195,190
                      Beneficial interest redeemed                                              319,776
                      Dividends to shareholders (Note 1f)                                       252,229
                      Investment adviser (Note 2)                                               119,390
                      Distributor (Note 2)                                                       84,667       22,971,252
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       103,837
                                                                                                            ------------
                    Total liabilities                                                                         23,075,089
                                                                                                            ------------
Net Assets:         Net assets                                                                              $268,299,800
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    525,246
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                2,082,226
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   19,843
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   93,213
                    Paid-in capital in excess of par                                                         279,507,327
                    Accumulated realized capital losses on investments--net (Note 5)                         (11,911,145)
                    Accumulated distributions in excess of realized capital gains--net                        (9,617,728)
                    Unrealized appreciation on investments--net                                                7,600,818
                                                                                                            ------------
                    Net assets                                                                              $268,299,800
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $51,804,904 and 5,252,457
                    shares of beneficial interest outstanding                                               $       9.86
                                                                                                            ============
                    Class B--Based on net assets of $205,361,698 and 20,822,260
                    shares of beneficial interest outstanding                                               $       9.86
                                                                                                            ============
                    Class C--Based on net assets of $1,953,739 and 198,427 shares
                    of beneficial interest outstanding                                                      $       9.85
                                                                                                            ============
                    Class D--Based on net assets of $9,179,459 and 932,130 shares
                    of beneficial interest outstanding                                                      $       9.85
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 17,239,183
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,519,014
                    Account maintenance and distribution fees--Class B (Note 2)               1,055,764
                    Transfer agent fees--Class B (Note 2)                                       118,209
                    Professional fees                                                            86,451
                    Printing and shareholder reports                                             65,999
                    Accounting services (Note 2)                                                 65,634
                    Transfer agent fees--Class A (Note 2)                                        28,233
                    Custodian fees                                                               19,490
                    Trustees' fees and expenses                                                  14,438
                    Amortization of organization expenses (Note 1e)                              13,635
                    Registration fees (Note 1e)                                                   9,391
                    Pricing fees                                                                  8,955
                    Account maintenance fees--Class D (Note 2)                                    4,650
                    Account maintenance and distribution fees--Class C (Note 2)                   4,078
                    Transfer agent fees--Class D (Note 2)                                         2,383
                    Transfer agent fees--Class C (Note 2)                                           458
                    Other                                                                         7,212
                                                                                           ------------
                    Total expenses                                                                             3,023,994
                                                                                                            ------------
                    Investment income--net                                                                    14,215,189
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (11,911,145)
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                        10,368,332
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 12,672,376
--Net (Notes                                                                                                ============
1b, 1d & 3):


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                           For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                            1995              1994
Operations:         Investment income--net                                                 $ 14,215,189     $ 14,559,475
                    Realized loss on investments--net                                       (11,911,145)      (3,975,907)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         10,368,332      (11,405,552)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               12,672,376         (821,984)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,309,230)      (3,774,328)
Shareholders          Class B                                                               (10,622,460)     (10,785,147)
(Note 1f):            Class C                                                                   (32,884)              --
                      Class D                                                                  (250,615)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --       (3,051,271)
                      Class B                                                                        --       (9,237,630)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (14,215,189)     (26,848,376)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                   (24,480,728)      37,543,280
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 (26,023,541)       9,872,920
                    Beginning of year                                                       294,323,341      284,450,421
                                                                                           ------------     ------------
                    End of year                                                            $268,299,800     $294,323,341
                                                                                           ============     ============



                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                         Class A
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       May 31,
from information provided in the financial statements.                                                         1991++ to
                                                                            For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                              1995       1994       1993        1992       1991
Per Share           Net asset value, beginning of period           $   9.88   $  10.78   $  10.66   $   9.99    $  10.00
Operating                                                          --------   --------   --------   --------    --------
Performance:          Investment income--net                            .53        .55        .59        .66         .10
                      Realized and unrealized gain (loss) on
                      investments--net                                 (.02)      (.48)       .22        .68        (.01)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .51        .07        .81       1.34         .09
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.53)      (.55)      (.59)      (.66)       (.10)
                      Realized gain on investments--net                  --         --       (.10)      (.01)         --
                      In excess of realized gain on
                      investments--net                                   --       (.42)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                  (.53)      (.97)      (.69)      (.67)       (.10)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $   9.86   $   9.88   $  10.78   $  10.66    $   9.99
                                                                   ========   ========   ========   ========    ========

Total               Based on net asset value per share                5.47%       .39%      7.99%     13.91%       1.07%+++
Investment                                                         ========   ========   ========   ========    ========
Return:**

Ratios to           Expenses, net of reimbursement                     .70%       .68%       .66%       .43%        .28%*
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Expenses                                           .70%       .68%       .69%       .76%        .83%*
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            5.54%      5.23%      5.58%      6.39%       6.69%*
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)       $ 51,805   $ 69,409   $ 70,610   $ 49,806    $ 27,961
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                              178.62%    205.94%    142.59%    102.36%      16.96%
                                                                   ========   ========   ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                         Class B
                                                                                                               For the
                                                                                                               Period
The following per share data and ratios have been derived                                                      May 31,
from information provided in the financial statements.                                                        1991++ to
                                                                            For the Year Ended July 31,        July 31,
Increase (Decrease) in Net Asset Value:                              1995      1994       1993        1992       1991
Per Share           Net asset value, beginning of period          $    9.88  $   10.78  $   10.66  $    9.99   $   10.00
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:          Investment income--net                            .49        .49        .54        .61         .09
                      Realized and unrealized gain (loss) on
                      investments--net                                 (.02)      (.48)       .22        .68        (.01)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .47        .01        .76       1.29         .08
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                           (.49)      (.49)      (.54)      (.61)       (.09)
                      Realized gain on investments--net                  --         --       (.10)      (.01)         --
                      In excess of realized gain on
                      investments--net                                   --       (.42)        --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total dividends and distributions                  (.49)      (.91)      (.64)      (.62)       (.09)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $    9.86  $    9.88  $   10.78  $   10.66   $    9.99
                                                                  =========  =========  =========  =========   =========

Total               Based on net asset value per share                4.93%      (.11%)     7.45%     13.33%        .99%+++
Investment                                                        =========  =========  =========  =========   =========
Return:**

Ratios to           Expenses, excluding account maintenance
Average             and distribution fees and net of
Net Assets:         reimbursement                                      .71%       .68%       .66%       .44%        .29%*
                                                                  =========  =========  =========  =========   =========
                    Expenses, net of reimbursement                    1.21%      1.18%      1.16%       .94%        .79%*
                                                                  =========  =========  =========  =========   =========
                    Expenses                                          1.21%      1.18%      1.20%      1.26%       1.34%*
                                                                  =========  =========  =========  =========   =========
                    Investment income--net                            5.03%      4.73%      5.07%      5.87%       6.19%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands).     $ 205,362  $ 224,915  $ 213,840  $ 147,743   $  71,831
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                              178.62%    205.94%    142.59%    102.36%      16.96%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                          October 21, 1994++ to
                                                                                                    July 31, 1995
Increase (Decrease) in Net Asset Value:                                                        Class C          Class D
Per Share           Net asset value, beginning of period                                       $   9.48         $   9.48
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .37              .40
                    Realized and unrealized gain on investments--net                                .37              .37
                                                                                               --------         --------
                    Total from investment operations                                                .74              .77
                                                                                               --------         --------
                    Less dividends from investment income--net                                     (.37)            (.40)
                                                                                               --------         --------
                    Net asset value, end of period                                             $   9.85         $   9.85
                                                                                               ========         ========

Total               Based on net asset value per share                                            7.92%+++         8.34%+++
Investment                                                                                     ========         ========
Return:**

Ratios to           Expenses, excluding account maintenance and distribution fees
Average             and net of reimbursement                                                       .73%*            .71%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.33%*            .81%*
                                                                                               ========         ========
                    Expenses                                                                      1.33%*            .81%*
                                                                                               ========         ========
                    Investment income--net                                                        4.84%*           5.39%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $  1,954         $  9,179
Data:                                                                                          ========         ========
                    Portfolio turnover                                                          178.62%          178.62%
                                                                                               ========         ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                               $14,518       $131,505
Class D                               $ 2,412       $ 25,038


For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $632,146 and $42 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $461,923,580 and $489,196,833, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments            $ (8,300,601)   $ 7,600,818
Short-term investments             (1,719,996)           --
Financial futures contracts        (1,890,548)           --
                                 ------------    -----------
Total                            $(11,911,145)   $ 7,600,818
                                 ============    ===========

As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $7,557,601, of which $9,003,468 related to appreciated securities and $1,445,867 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $278,504,331.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was ($24,480,728) and $37,543,280 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           540,960   $  5,182,662
Shares issued to share-
holders in reinvestment of
dividends                             123,647      1,190,042
                                  -----------   ------------
Total issued                          664,607      6,372,704
Shares redeemed                    (2,436,216)   (23,406,816)
                                  -----------   ------------
Net decrease                       (1,771,609)  $(17,034,112)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         3,108,779   $ 33,087,792
Shares issued to share-
holders in reinvestment of
dividends and distributions           250,285      2,640,347
                                  -----------   ------------
Total issued                        3,359,064     35,728,139
Shares redeemed                    (2,883,654)   (30,309,691)
                                  -----------   ------------
Net increase                          475,410   $  5,418,448
                                  ===========   ============

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         5,042,475   $ 48,506,180
Shares issued to share-
holders in reinvestment of
dividends                             400,758      3,861,073
                                  -----------   ------------
Total issued                        5,443,233     52,367,253
Automatic conversion
of shares                              (1,549)       (15,028)
Shares redeemed                    (7,380,937)   (70,478,198)
                                  -----------   ------------
Net decrease                       (1,939,253)  $(18,125,973)
                                  ===========   ============



Class B Shares For the                             Dollar
Year Ended July 31, 1994              Shares       Amount

Shares sold                         6,365,675   $ 67,466,612
Shares issued to share-
holders in reinvestment
of dividends and
distributions. .                      768,754      8,098,720
                                  -----------   ------------
Total issued                        7,134,429     75,565,332
Shares redeemed                    (4,205,459)   (43,440,500)
                                  -----------   ------------
Net increase                        2,928,970   $ 32,124,832
                                  ===========   ============



Class C Shares for the
Period October 21, 1994++ to                       Dollar
July 31, 1995                         Shares       Amount

Shares sold                           289,304   $  2,806,834
Shares issued to share-
holders in reinvestment
of dividends                            2,202         21,704
                                  -----------   ------------
Total issued                          291,506      2,828,538
Shares redeemed                       (93,079)      (901,207)
                                  -----------   ------------
Net increase                          198,427   $  1,927,331
                                  ===========   ============

[FN]
++Commencement of Operations.

Class D Shares for the
Period October 21, 1994++ to                       Dollar
July 31, 1995                         Shares       Amount

Shares sold                         1,094,228   $ 10,298,028
Automatic conversion
of shares                               1,552         15,028
Shares issued to share-
holders in reinvestment
of dividends                           12,922        127,107
                                  -----------   ------------
Total issued                        1,108,702     10,440,163
Shares redeemed                      (176,572)    (1,688,137)
                                  -----------   ------------
Net increase                          932,130   $  8,752,026
                                  ===========   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $18,834,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Florida Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period May 31, 1991 (commencement of opera-tions) to July 31, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 30, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions by the Fund during the year.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary
Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863